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                                                                   EXHIBIT 10.14
                             MODIFICATION No. 2-B

                       TO THE PURCHASE AND SALE CONTRACT

                              MADE BY AND BETWEEN

                  GLOBAL TELECOMMUNICATIONS OPERATIONS, INC.

                                      AND

                          SIEMENS AKTIENGESELLSCHAFT

               (HEREIN REPRESENTED BY SIEMENS SOCIEDAD ANONIMA)

                               ON MAY 30TH, 1997
                               -----------------


The undersigned FELIPE GARCIA ECHEVERRI, of age, domiciled at Santafe de Bogota, D.E., bearer of Passport No. 80409281, issued in Santafe de Bogota D.C., who acts as attorney-in-fact according to special power of attorney granted by GLOBAL TELECOMMUNICATIONS OPERATIONS, INC., (hereinafter referred to as "COMPANY") -on the one part-, and SIEMENS AKTIENGESELLSCHAFT, a corporation duly organized and existing under the laws of the Federal Republic of Germany, domiciled at Berlin and Munich, represented by SIEMENS SOCIEDAD ANONIMA, a corporation, registered in the Chamber of Commerce of Bogota under Merchantile Registry No. 003.206, herein represented by Mr. ORLANDO HERNANDEZ, of age, bearer of Identification Document No. 17.023.898, issued in Bogota, who resides in Santafe de Bogota, and Mr. ALBERTO GOMEZ DEL CORRAL, of age, domiciled at Santafe de Bogota, bearer of Identification Document No. 19.182.384, a corporation domiciled at Santafe de Bogota, which may be verified with the Commercial Agency and Exclusive Representation Certificate, issued by the Chamber of Commerce of Bogota (hereinafter referred to as "CONTRACTOR"), have entered into Modification No. 2 of the main contract No.2, subscribed by these same parties on May 30th, 1997. This Modification No. 2 consists of the following clauses:

FIRST CLAUSE. SUBJECT: The CONTRACTOR agrees to transfer, as a Purchase and Sale transaction, the equipment to the COMPANY at the following destination: A) CARTAGO. EWSD commutation equipment for 17,008 telephone lines distributed into
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one main office and two remote concentrators, SDH transmission equipment, material required for construction of 20,800 primary cells, a corresponding secondary network with flexibility not less than 30%, material and elements required for maximizing 7,000 BCH technology cells, existing according to the network technology, as well as elements required for the optical fiber link between the main office and the two concentrators. B) BUGA. EWSD commutation equipment for 17,944 telephone lines distributed into one main office, two remote concentrators, and one ONU shelter, SDH transmission equipment, radio equipment for ONU shelter interconnection, as well as elements required for interconnection via optical fiber from the main office to the two concentrators-ERT and Telecom, material required for enlargement and reposition of external network for 23,328 cells.

SECOND CLAUSE. DOCUMENTS OF THIS MODIFICATION. The Technical Annex is an integral part of this Modification No. 2 to the main CONTRACT. The following aspects are included in the Technical Annex: A) General Summary of Prices, B) List of materials and Unit Price List, C) Delivery Schedule, D) Graphics, E) Readjustment formula for future purchases, F) Technical specifications and characteristics of property and equipment, and the CONTRACTOR'S offer.

THIRD CLAUSE. VALUE OF THE CONTRACT. A) CARTAGO. The value of importation supplies (CIP), included in the Technical Annex hereof is increased to SIX MILLION FIVE HUNDRED SEVENTY-SIX THOUSAND FOUR HUNDRED TWENTY-NINE UNITED STATES AMERICAN DOLLARS AND 91 CENTS (US$6,576,429.91), equivalent to an increment of TWO MILLION THREE HUNDRED FIFTY-SIX THOUSAND SIX HUNDRED NINETY-SEVEN UNITED STATES AMERICAN DOLLARS AND 65 CENTS (US$2,356,697.65). B) BUGA. The value of importation supplies (CIP), included in the Technical Annex hereof is increased to SIX MILLION THREE HUNDRED TWENTY-FOUR THOUSAND SIX HUNDRED FORTY-SIX UNITED STATES AMERICAN DOLLARS AND 23 CENTS (US$6,324,646.23), equivalent to an increment of THREE MILLION FOUR

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HUNDRED FORTY-NINE THOUSAND ONE HUNDRED EIGHTY-FOUR UNITED STATES AMERICAN
DOLLARS AND 6 CENTS (US$3,449,184.06).

FOURTH CLAUSE. TERMS OF PAYMENT. The COMPANY shall pay to the CONTRACTOR the amounts provided in the Third Clause hereof in the same terms, conditions, percentages and guarantees agreed under the Fourth Clause - Terms of Payment - of the main contract No.02, subscribed as of May 30th, 1997.

FIFTH CLAUSE. GUARANTEES. The CONTRACTOR must modify, proportionally in favor of the COMPANY, the guarantees requested in the Ninth Clause - Guarantees of the main contract No.02, subscribed as of May 30th, 1997.

SIXTH CLAUSE. DELIVERY TERM. THE CONTRACTOR agrees to deliver all importation equipment and elements for extending and replacing the external network of CARTAGO AND BUGA according to schedules indicated in the Technical Annex. However, an advanced payment must be made and the importation license (if the case may be) must be approved prior to delivery and within the period stated in the Fourth Clause - Terms of Payment - of main contract No. 2.

SEVENTH CLAUSE. All other clauses, paragraphs, items and annexes of main contract No. 2, subscribed on May 30th, 1997 remain as they are.

In witness whereof it is signed in Panama, on ______________________ 1998.

GLOBAL TELECOMMUNICATIONS OPERATIONS, INC.

Felipe Garcia Echeverri
ATTORNEY-IN-FACT
(signature)
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                          SIEMENS AKTIENGESELLSCHAFT
                                REPRESENTED BY
                           SIEMENS SOCIEDAD ANONIMA


___________________________________          ___________________________________
ORLANDO HERNANDEZ                            ALBERTO GOMEZ DEL CORRAL
Telecommunications Manager                   Attorney-in-fact
I.D. 17.023.898, issued in Bogota            I.D. 19.182.384, issued in Bogota


NOHEMI MORENO ALBA, Notary Public No. 10 of Panama, bearer of Identification Document No. 7-37-78
C E R T I F I E S: That the signatures of  ORLANDO HERNANDEZ and ALBERTO GOMEZ
                                           -----------------------------------
DEL CORRAL have been acknowledged as theirs and therefore they are true
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signatures.
Panama,  March 17th, 1998
         ----------------
Witness                    Witness
(signature)                (signature)
NOHEMI MORENO ALBA
Notary Public No. 10
(signature and seal)

NOHEMI MORENO ALBA, Notary Public No. 10 of Panama, bearer of Identification Document No. 7-37-78
C E R T I F I E S: That the signature of  FELIPE GARCIA ECHEVERRI has been
                                          -----------------------
acknowledged as his and therefore it is a true signature.
Panama,  April 1st, 1998
         ---------------
Witness                    Witness
(signature)                (signature)
NOHEMI MORENO ALBA
Notary Public No. 10
(signature and seal)